THIS AGREEMENT made effective the 17th day of October, 2000.



BETWEEN:

         VARIEGATED VENTURES LTD. O/A THEMOTORPAGES.COM, INC. a corporation duly incorporated with its head offices located in Toronto, Ontario, Canada (Hereinafter referred to as "TheMotorpages")

                                     - and -

         JIM PEPLINSKI'S LEASEMASTER NATIONAL, a corporation duly incorporated pursuant to the laws of the Dominion of Canada (Hereinafter referred to as "JIM PEPLINSKI'S LEASEMASTER NATIONAL")


                             SALES/SERVICE AGREEMENT
                             -----------------------

WHEREAS:

A. TheMotorpages.com has developed proprietary Internet technologies. The Internet site www.themotorpages.com is a Business to Business Internet automotive portal designed to enhance and promote the sale of "off lease" vehicles between remarketer and an exclusive automotive Dealer Network. The venue is TheMotorpages.com's Virtual Private Dealer Network.

B. JIM PEPLINSKI'S LEASEMASTER NATIONAL is a fleet lease company consisting of off-lease and repossessed vehicles.

C. This Agreement contains the provision of computer-mediated information services for JIM PEPLINSKI'S LEASEMASTER NATIONAL's inventories to feature their inventories on the Internet site www.themotorpages.com for resale through the Virtual Private Dealer Network and On-line Tendering System.

D. This Agreement sets out the terms by which TheMotorpages and JIM PEPLINSKI'S LEASEMASTER NATIONAL will work co-operatively in the promotion and sale of vehicles supplied by JIM PEPLINSKI'S LEASEMASTER NATIONAL through the Online Tendering System contained in TheMotorpages.com's Virtual Private Dealer Network.

E. TheMotorpages shall customize its Internet technology and develop the implementation of an Internet Marketing Strategy for the JIM PEPLINSKI'S LEASEMASTER NATIONAL vehicle inventory.

F. The Parties wish to enter into a strategic alliance whereby they commit to collaborate to providing automotive industry dealerships with information on the availability of JIM PEPLINSKI'S LEASEMASTER NATIONAL vehicles to facilitate the auto purchase process through the utilization of the On-line Tendering System.

         NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of these provisions and the representations and agreements herein contained it is hereby mutually agreed as follows:

1.       Internet Services
         -----------------

         TheMotorpages shall provide to JIM PEPLINSKI'S LEASEMASTER NATIONAL full access to the Online Tendering System technology as contained in the Virtual Private Dealer Network of the web site www.themotorpages.com. JIM PEPLINSKI'S LEASEMASTER NATIONAL shall be entitled to up-load its full remarketing automotive inventory with no limitation as to quantity. Each inventory vehicle shall be described by the provision of a digitally generated color image including all four sides of the vehicle from the exterior and one interior image of the dash and front seat area, conditioning report (if applicable) and full vehicle particulars as to model, year, odometer reading, specifications, options, minimum acceptable tender price (reserve bid) and all other relevant information to allow a prospective purchaser to make an informed decision with respect to the tender amount.

2.       Term
         ----

         If either such party wishes to cancel this agreement, the party must provide a 90 day written notice of such cancellation. Until this Agreement is canceled, JIM PEPLINSKI'S LEASEMASTER NATIONAL shall place its auto inventory (as required) with the Virtual Private Dealer Network and TheMotorpages shall provide JIM PEPLINSKI'S LEASEMASTER NATIONAL with its services as contained in the Virtual Private Dealer Network.

3.       Exclusivity
         -----------

         JIM PEPLINSKI'S LEASEMASTER NATIONAL agrees that during the term of this Agreement it shall not utilize the services of any other Internet automotive service portal for the listing or sale of its automotive inventories, with the exception of its own Internet site.

4.       Coding of Information
         ---------------------

         JIM PEPLINSKI'S LEASEMASTER NATIONAL shall be responsible for the accuracy and completeness of the information and photos up-loaded to the Online Tendering System for all vehicles and shall provide all required personnel to complete the task of up-loading such vehicle information and photos. In the event that JIM PEPLINSKI'S LEASEMASTER NATIONAL requires the services of TheMotorpages to assist with the process of up-loading vehicle information to the Online Tendering System, then JIM PEPLINSKI'S LEASEMASTER NATIONAL agrees to compensate The Motorpages.com in accordance with its standard rate.

5.       Tendering Process - Ongoing
         ---------------------------

         TheMotorpages shall conduct an ongoing tendering process for JIM PEPLINSKI'S LEASEMASTER NATIONAL which shall commence on each Wednesday at 10:00 a.m. EST and shall close on the Friday of that week at 3:00 p.m. EST. The vehicles that have not reached a bid greater than the reserve bid can be reactivated on TheMotorpage's On-line Tendering System the following Monday, for the tendering closing the following Thursday, with the bids from the previous week being voided and starting at the minimum bid amount for each vehicle. Should JIM PEPLINSKI'S LEASEMASTER NATIONAL choose not ot have these vehicles reactivated on the Virtual Private Dealer Network for the next tendering process, they must notify TheMotopages with 24 hours of tender closing.

6.       Fees
         ----

         JIM PEPLINSKI'S LEASEMASTER NATIONAL shall pay to TheMotorpages a transaction fee of $150 ($75.00 buyers fee/$75.00 sellers fee) for every vehicle that receives a tender price offer equal to or in excess of the minimum acceptable tender price (reserve bid) as set out for any particular vehicle. JIM PEPLINSKI'S LEASEMASTER NATIONAL shall be responsible to finalize the sale to the successful purchaser, deliver the vehicle to the successful purchaser, and to collect the $75 buyers fee from the successful purchaser. TheMotorpages shall have no right or authority to negotiate any sale of JIM PEPLINSKI'S LEASEMASTER NATIONAL vehicles and shall not be involved in the transfer of funds or ownership of any such vehicle. All information provided to TheMotorpages shall remain the property of JIM PEPLINSKI'S LEASEMASTER NATIONAL and TheMotorpages shall have no right to use any such information for any purpose other than to effect the on-line tendering process unless permission in writing is received from JIM PEPLINSKI'S LEASEMASTER NATIONAL.

7.       Payment of Fees
         ---------------

         JIM PEPLINSKI'S LEASEMASTER NATIONAL shall submit payment (buyer and sellers fees) for any particular tendering process within fifteen days of closing of tender.

8.       Use of Trademark
         ----------------

         TheMotorpages shall be entitled to use the JIM PEPLINSKI'S LEASEMASTER NATIONAL trademark on the Virtual Private Dealer Network and to create an "icon" with such trademark. TheMotorpages shall not be entitled to use the JIM PEPLINSKI'S LEASEMASTER NATIONAL trademark for any other purpose whatsoever unless approval in writing is provided to TheMotorpages by JIM PEPLINSKI'S LEASEMASTER NATIONAL.

9.       Confidentiality
         ---------------

         a. It is understood that in the provision of these services TheMotorpages may disclose confidential and proprietary information to JIM PEPLINSKI'S LEASEMASTER NATIONAL and JIM PEPLINSKI'S LEASEMASTER NATIONAL may disclose confidential information to TheMotorpages as per the following:

         b. Confidential Information and Confidential Materials are proffered to each of the parties as such. All Confidential Information and Confidential Materials disclosed by the parties will thus be received and held in confidence by the Recipient.

         c. TheMotorpages will furnish to JIM PEPLINSKI'S LEASEMASTER NATIONAL documentary information and tangible items relating to the development of the Online Tendering System to the extent necessary to permit JIM PEPLINSKI'S LEASEMASTER NATIONAL to determine the applicability of the Online Tendering system to JIM PEPLINSKI'S LEASEMASTER NATIONAL's operations, JIM PEPLINSKI'S LEASEMASTER NATIONAL's interest in negotiating this Agreement and JIM PEPLINSKI'S LEASEMASTER NATIONAL's special Online Tendering system development requirements.

         d. JIM PEPLINSKI'S LEASEMASTER NATIONAL will provide TheMotorpages with information relating to its operations individual Online Tendering System requirements. TheMotorpages shall return any such documentary information to JIM PEPLINSKI'S LEASEMASTER NATIONAL.

         e. The parties hereto will restrict disclosure of Confidential Information and Confidential Materials to the minimum number of persons required to enable each of them to further appraise its value, including relevant members of their respective staff. However, each person to whom disclosure is made shall, before the disclosure takes place, enter into a confidentiality agreement.

         f. The parties agree that the confidentiality and use provisions of this Agreement shall not apply to any information which appears in printed publications in integrated form or which otherwise is or becomes generally known in the industry; any information which the Parties can show by written records was in the Parties' possession prior to the disclosure; or any information which comes into the Parties' possession without covenants of secrecy from another party who is under no obligation to maintain the confidentiality of the information.

         g. The burden of proving these exceptions to the confidentiality and use provisions of this Agreement resides with the recipient of such information.


         h. The parties shall return all Confidential Materials that it has received from the other Party such as summaries, records, descriptions, modifications, drawings and adaptations that the Parties have made from the Confidential Materials and Information provided by the other.

                                       5
10.      Breach of Contract
         ------------------

         In the event that TheMotorpages or JIM PEPLINSKI'S LEASEMASTER NATIONAL breaches any of the terms or conditions of this Agreement, it is hereby acknowledged and agreed that the parties shall be entitled to equitable relief, including injunction of specific performance in addition to all other remedies available. It is acknowledged that no failure by either of the parties in exercising any right, power or privilege hereunder will operate as a waiver thereof, nor will any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof.

11.      Severability
         ------------

         The invalidity of all or any part of any section of this Agreement shall not render invalid the remainder of this Agreement or section and any such provision of this Agreement that is so broad as to be unenforceable shall be interpreted to be only so broad as is enforceable.


12.      Headings
         --------

         The headings of sections, subsections and paragraphs of this Agreement are inserted for convenience only and shall not control or effect the meaning of construction of any of its provisions.

13.      Expenses, Etc.
         --------------

         Except as otherwise provided for herein, whether or not the transactions contemplated by this Agreement are consummated, each party hereto shall pay his or its own expenses and the fees and expenses of their respective counsel, accountants and other experts.

14.      Waiver
         ------

         No action taken pursuant to this Agreement, including any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action or compliance with any representation, warranty, covenant or agreement contained herein, and the waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

15.      Binding Effect, Benefit
         -----------------------

         This Agreement shall enure to the benefit of and shall be binding upon the parties hereto and their respective heirs, personal representatives, successors and assigns.

16.      Notices
         -------

         All notices, requests, demands and other communications which are required to be or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered in person or transmitted by telex or other telecommunication facility or on receipt after dispatch by certified or registered first class mail, postage prepaid, return receipt requested, to the party to whom the same is so given or made as follows:

         if to    THEMOTORPAGES.COM to:
                  54 Murray Rd.
                  Toronto, Ontario
                  M5K 1T2
                  Tel: 416 630 5287

         if to    JIM PEPLINSKI'S LEASEMASTER NATIONAL to:
                  3109 Bloor Street West
                  Toronto, Ontario
                  M8X 1E2

17.      Entire Agreement, Amendment
         ---------------------------

         This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof and may not be amended, modified or terminated unless in a written instrument executed by the party or parties sought to be bound.

18.      Counterparts
         ------------

         This Agreement may be executed in any number of counterparts, each of which when executed, shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

19.      Gender, Singular and Plural
         ---------------------------

         Any reference in this Agreement in the masculine gender shall include the feminine and neuter genders, and vice versa, as appropriate and any reference in this Agreement in the singular shall mean the plural, and vice versa, as appropriate.

20.      Third Parties
         -------------

         Nothing in this Agreement, whether expressed or implied, is intended to confer any rights or remedies on any person other than the parties to this Agreement, nor is anything in this Agreement intended to relive or discharge the obligation or liability of any third party, nor shall any provision give any third party any right of subrogation or action against any party to this Agreement.

21.      Governing Law
         -------------

         This Agreement shall be construed as to both validity and performance and enforced in accordance with and governed by the laws of the Province of Ontario and both parties agree to attorn to the jurisdiction of the Courts of Ontario in the event of any dispute.

22.      Currency
         --------

         All currencies referred to in this Agreement are stated in the lawful currency of Canada.

23.      Waiver of Breach
         ----------------

         The waiver of any breach of any provision of this Agreement or failure to enforce any provisions hereof shall not operate or be construed as a waiver of any subsequent breach by any party.

24.      Disputes
         --------

         In any litigation or disputes arising out of this Agreement they prevailing party will be entitled to recover all reasonable costs and attorney fees, including costs and fees on appeal.

25.      Rights Cumulative
         -----------------

         The provisions of this Agreement shall not be construed as limiting any rights or remedies that either party may otherwise have under the applicable law.

26.      Independent Counsel
         -------------------

         Each party acknowledges that it has retained independent counsel to review the terms of this Agreement and to advise as to the legal effect this effect will have upon the respective rights and obligations arising hereunder.

27.      Time of Essence
         ---------------

         Time is of the Essence.

28.      Assignment Clause
         -----------------

         This Agreement may not be assigned without the written consent of the TheMotorpages.

29.      Force Majeure
         -------------

         Neither party hereto shall be responsible for the failure or delay in performing any of its obligations due to causes beyond its control and these causes shall include, but shall not be restricted to, fire, storm, flood, earthquake, explosion, accident, acts of a public enemy, war, rebellion, insurrection, sabotage, epidemic, labor disputes, transportation embargoes, or acts of God, rules, regulations, orders or directives of any national government or agency thereof, acts, rules, regulations, orders or directives of any provincial or local government or agency thereof, or the order of any court of competent jurisdiction.

30.      Relationship of Parties
         -----------------------

         The parties to this Agreement are independent contractors, and nothing herein shall be construed as creating or evidencing either a partnership or an agency or any employment relationship between the parties or giving one party the authority to contract for or bind the other.

         TheMotorpages.com reserves the right to disclose this relationship to its shareholders and pre-existing Dealer Members.


         IN WITNESS WHEREOF the parties hereto have hereunto executed this Agreement by the hands of their duly authorized officers as of the day and year first above written.

THEMOTORPAGES.COM

Per: /s/ signature                           Dated: October 16, 2000
     ---------------------------------             ------------------------



JIM PEPLINSKI'S LEASEMASTER NATIONAL

Per: /s/ signature                           Dated: Oct 17/ 2000
     ---------------------------------             ------------------------